Merger with Prairie State Bancshares, Inc. October 20, 2016 NASDAQ: EQBK Exhibit 99.3

Forward-Looking Statements Special Note Concerning Forward-Looking Statements This press release contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity Bancshares, Inc.’s (“Equity”) management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2016 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information for Investors and Shareholders Important Additional Information This communication shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. Investors and security holders are urged to carefully review and consider Equity’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000. In connection with the proposed merger transactions, Equity (i) filed a registration statement on Form S-4 (Reg. No. 333-213283) with the SEC on August 24, 2016 for the Community First Bancshares, Inc. (“CFBI”) merger transaction, which includes a joint proxy statement of CFBI and Equity and a prospectus of Equity, (ii) intends to file a registration statement on Form S-4 with the SEC for the Prairie State Bancshares, Inc. (“Prairie”) merger transaction, which will include a proxy statement of Prairie and a prospectus of Equity, and (iii) will file other documents regarding the proposed CFBI and Prairie merger transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE APPLICABLE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. The applicable proxy statement/prospectus has or will be sent to the stockholders of each institution seeking the required stockholder approvals. Investors and security holders may obtain the registration statements and the proxy statement/prospectuses free of charge from the SEC’s website or from Equity by writing to the address provided above. Equity, CFBI and Prairie and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their stockholders in connection with the proposed merger transactions. Information about Equity’s participants may be found in the definitive proxy statement of Equity relating to its 2016 Annual Meeting of Stockholders filed with the SEC on March 28, 2016. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed merger transactions filed with the SEC when they become available, copies of which may also be obtained free of charge from the sources indicated above.

Equity Bancshares – About Us (1) (1) (1),(2) (5) (2) (3) (1),(4) (5) As of October 17, 2016 market closing Consensus of 2016 analyst earnings expectations as of October 17, 2016 reported as $1.50 per share Consensus of 2017 analyst earnings expectations as of October 17, 2016 reported as $2.00 per share; includes impact of Community First Bancshares merger in Q4 2016 Based on 8,219,415 shares outstanding as of September 30, 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Recent Price $ 25.7 Consensus Price Target $ 26 Book Value Per Share $ 19.62 Tangible Book Value Per Share $ 17.25 Price to 2016 Consensus Earnings 17.13 x Price to Book Value Per Share 1.31 x Price to Tangible Book Value Per Share 1.49 x 3Q 2016 Diluted Earnings Per Share $ 0.32 2016 EPS Consensus $ 1.5 2017 EPS Consensus $ 2 Market Capitalization ($M) $ 211.2 million

Equity Bancshares, Inc. – Company Profile Source: SNL Financial, EQBK Management provided information, and the Wichita Business Journal Includes branches from the pending acquisition of Community First Bancshares, Inc. (“CFBI”). The acquisition of CFBI is subject to customary conditions, including, among others, the approval of the stockholders of EQBK and CFBI. Based upon pro forma financials for CFBI acquisition as provided by EQBK management Per SNL Financial and as of 6/30/2016 Deposits to be added with completion of the October 20, 2016 announced merger with Prairie State Bancshares, Inc.; per SNL Financial and as of 6/30/2016 EQBK (NASDAQ ticker) $1.5 Billion Total Assets $2.0 Billion Pro Forma Total Assets(2) $211 Million Market Cap (as of 10/17/2016) Deposit franchise: Kansas (15 branches with $674mm in deposits)(3) Missouri (14 branches with $535mm in deposits)(3) Arkansas (5 branches with $385mm in deposits) (1)(3) Partnership with Prairie adds: Kansas (3 branches with $129mm in deposits)(4) Acquisitions, repositioning and organic growth are key elements of the EQBK strategies History of strong asset quality Successfully integrated 9 acquisitions, with the 10th expected to close Q4 2016 (Since 2003) Employees and directors beneficially own approximately 30% Completed Initial Public Offering in November 2015 ($50.2 million) 2015 Best In Business winner, Wichita Business Journal 2013 and 2014 Best Places to Work, Wichita Business Journal Current Footprint (34 Branches)(1)

Core Components of EQBK’s Story Growth in Commercial Banking Franchise Commercial banking customers (70% of loans) Manufacturing, transportation, business Strong Operating Performance Delivered earnings and EPS growth Above peer asset quality through cycles Leveraging infrastructure to achieve efficiencies Proven M&A Acquirer and Integrator Successful track record Ability to integrate, operate and enhance revenue Performance Opportunity Growth Oriented Business Plan Focus on commercial banking Continue organic and acquisition initiatives Leverage efficient, scalable infrastructure Enhance revenue through identified synergies Hire talented, entrepreneurial employees Continue offering sophisticated, improved and customized banking products Market Opportunity Numerous acquisition opportunities Gathering low cost deposits and deploying into our growing target lending markets Management Team & Board Strength Large bank experience with community bank care Success in attracting clients from larger banks Deep alignment with shareholders C-Suite and top-line managers have significant ownership Top-shelf credit culture

Footprint and Demographics Footprint 34 branches in 20 counties(1) Strong strategic positioning, with branches along I-70 and I-35 Branches clustered around key areas such as Wichita, Topeka, Kansas City, and Northern Arkansas(1) Total population in current footprint of 2.1 million Median household income of $45,649 Key Industries Transportation Manufacturing Healthcare Unemployment Rates(2) Kansas: 4.1% Missouri: 4.7% Arkansas: 3.9% USA: 4.9% Equity Bancshares Branches Community First Bancshares Branches Prairie State Bancshares Branches Source: SNL Financial & The Nielsen Company Includes branches from the pending acquisition of Community First Bancshares, Inc. (“CFBI”). The acquisition of CFBI is subject to customary conditions, including, among others, the approval of the stockholders of EQBK and CFBI. Data as of June 30, 2016

Prairie State Bancshares, Inc. - Overview Prairie Footprint Selected Cons. Financial Highlights (1) Dollars in thousands Source: SNL Financial Data included in the Selected Financial Highlights is at the consolidated level at or for the last twelve months ended 6/30/2016, unless otherwise noted; per SNL Financial and Prairie June 30, 2016 FR Y-9SP filing Core deposits defined as all deposits, excluding CDs ROAA and ROAE tax impacted Based upon 6/30/2016 Call Report data for State Bank Overview Headquartered in Hoxie, KS Operates 3 branches in northwest Kansas; attractive average branch size Very high asset quality High profitability, with strong ROAA and ROAE Attractive core deposits in stable markets High caliber, long-tenured, management team remains with EQBK Significant Prairie insider ownership remains invested in EQBK

Kansas Market Presence Prairie State Bancshares, Inc. – Deposit Market Share Source: SNL Financial, deposit data as of 6/30/2016 (1) Per SNL Financial Logical market extension / expansion Distance between nearest branches is approximately 35 miles EQBK gains entry to two new counties Meaningful entry into low-cost deposit franchise 34 bps cost of funds (consolidated LTM), 65% core deposits Leading market share in cities core to Prairie’s business(1) Hoxie, KS - #1 in DMS ($91mm) Grinnell, KS - #1 in DMS ($24mm) Quinter, KS - #3 in DMS ($14mm) Significant market share in counties entered: EQBK (34 pro forma) Prairie State Bancshares, Inc. (3) Sheridan County (Kansas) Gove County (Kansas)

Prairie Bancshares, Inc. – Northwest Kansas Market Sources: National Geographic, Kansas Geological Survey , govecountyks.com, Kansas Department of Commerce, SNL Financial Note: Deposit data as of 6/30/2016 Sheridan County (Kansas) Gove County (Kansas) Hoxie is the headquarters for Prairie Prairie Deposit market share rank: #1 (51%) The High Plains Aquifer within Kansas runs through Hoxie Conservation of the aquifer is top of mind for the farming industry Farmers surrounding the town of Hoxie took the long view and agreed to a 20% reduction in a 5 year trial with 70 farmers and over 99 square miles for conservation purposes. The county is home to approximately 2,540 residents with a median household income of $51,742 Gove County is primarily agricultural The county is comprised of the towns of Quinter, Park, Grainfield, Grinnell, and Gove City Situated on Interstate 70 Prairie Grinnell Deposit market share rank: #1 (100%) Prairie Quinter Deposit market share rank: #3 (17%) Gove County has two federal representatives and two state representatives in the following positions U.S. Senate Representative for Kansas U.S. House Representative Kansas Senator Kansas House of Representatives The county is home to approximately 2,720 residents with a median household income of $49,548 Notable Employers

Transaction Overview

Structure	▪ Continues EQBK strategy of community bank consolidation ▪ EQBK to acquire 100% of Prairie State Bancshares, Inc. ▪ State Bank is expected to be merged into Equity Bank in 1Q 2017
Purchase Price	▪ Deal value: Approximately $24.5 million[(1)] ▪ Exchange Ratio: 6.41 EQBK shares and $163.84 in cash ▪ Consideration: 479,468 shares of EQBK stock and $12.255 million in cash (~ 50% stock / 50% cash) [(1)]
Valuation Multiples	▪ P/TBV = 140% of as of June 30, 2016 tangible book value at announcement[(1)(2)] ▪ ~12.0x LTM earnings, 10.0x LTM earnings est. incl. cost saves[(1)(2)(3)] ▪ Core deposit premium of 6.6% at announcement[(2)]
Other	▪ Pro Forma Ownership Split: 96% EQBK / 4% Prairie ▪ Key management retention of Prairie
Required Approvals & Expected Closing	▪ Customary regulatory approval ▪ Prairie shareholder approval ▪ 1st Quarter of 2017

(1) Assumes EQBK's 30-Day VWAP as of 10/19/2016 of $25.56.
(2) Source: EQBK Management and Prairie Management; Prairie tangible book value is consolidated and as of 6/30/2016; Prairie LTM earnings are for the last twelve months ended 6/30/2016
(3) Price to earnings multiples adjusted for taxes; Prairie is an S-Corporation.

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Compelling Strategic Partnership Low-Risk Profile Similar customer approach, credit cultures and operating styles Retention of key local management team members Comprehensive due diligence, no concentration concerns, including CRE Strong pro forma capital ratios Cost savings primarily from operating redundancies, not branch closures Strategic Value Prairie is a high-performing community bank Low-cost northwestern Kansas deposit franchise Entry into logical, adjacent markets with attractive, demonstrated growth Leverages EQBK operating platform and back office support Attractive NIM based upon commercial portfolio and retail platform Structured within EQBK’s merger metrics and disciplines $0.11 EPS Accretive Accretive to tangible book value in 1.3 years or less Improves combined prospective ROA, ROE, NIM and Efficiency Ratio Pro forma total assets of $2.2 billion(1) IRR in excess of 20% Financially Attractive Includes assets from pending acquisition of CFBI, which is expected to close in the fourth quarter of 2016.

Key Transaction Assumptions Cost Savings • Expected non-interest expense savings of approximately 21%, with 100% being achieved during 2018 (excludes amortization of core deposit intangibles) • $610k in 2017 pre-tax, $723k per year pre-tax thereafter Revenue Enhancements • None included in pro forma projections One-time Merger Related Costs • Approximately $2.4mm pre-tax (approx. 10% of announced deal value) Loan Mark • Gross ($4.2mm); Net of ALLL ($2.2mm) Core Deposit Intangible • 1.10% amortized over 10 years using SOYD methodology Other Purchase Accounting Adjustments • Investment securities write-up of $11k • Loan mark of $17k, amortized over 5 years • Fixed asset write-up of $513k • CD (time deposit) mark of ($83k), amortized over 6 months Operation and conversion • State Bank will merge, convert and integrate into Equity Bank during Q1-2017 Pre-closing condition • Prairie to deliver minimum common equity of $20.3 million

Financial Impact

EPS Impact	▪ ~6% accretive in 2017 ▪ ~6% accretive in 2018
Tangible Book Value Impact	▪ ~ 0.9% dilutive to tangible book value at close[1] ▪ Tangible book value earn-back period estimated to be approximately 1.3 years[2]
Pro Forma Consolidated Capital	▪ ~8% Tangible Common Equity / Tangible Assets ▪ ~13% Tier One Common Equity Ratio (CET1) ▪ ~ 9% Tier 1 Leverage Ratio ▪ ~13% Total Risk Based Capital
IRR	▪ In excess of 20%

(1) Assumes impact of EQBK Management's estimated purchase accounting adjustments
(2) Basic method utilized in calculation of tangible book value earn-back

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Comprehensive Due Diligence Overview EQBK’s experienced loan review team has successfully completed 9 transactions, with an additional transaction expected to close Q4 2016 Followed our disciplines; performed due diligence twice, approximately 6 months apart ~65% of the loan portfolio was reviewed “Bottoms-up” cost-saves analysis performed by key EQBK management team, with the assistance of Prairie management Ongoing inclusion of Prairie’s management team

Summary Pro forma assets of $2.2 billion(1) Consistent with business plan and shareholder value proposition Strategic acquisition that enhances franchise value through expansion into adjacent northwestern Kansas markets Clear execution pathway Compelling transaction economics with attractive EPS accretion and anticipated shareholder returns Integration experience and retention of experienced and talented local management assures low execution risk Remain well-positioned for future opportunities Includes assets from pending acquisition of CFBI, which is expected to close in the fourth quarter of 2016.

Benefits to the Combined Stakeholders Customers Community banking model with a focus on serving clients Addition of branch presence in appealing Gove and Sheridan Counties Ability to provide enhanced products and services with larger lending limits Community bank market leader in Kansas, Missouri and Arkansas Employees Similar cultures and markets allows for a simplified employee transition Smaller organization allows for retention of key personnel Long-term dedicated management and leadership teams Larger size increases public identity and recruiting capability Strategically and financially attractive transaction Successful Board and management team with strong community ties Improved liquidity for Prairie shareholders Opportunity for increased shareholder value for both companies Shareholders

Supplemental Information

Continue Building Value via Strategic Execution

Phase I
Start-Up
2003 - 2007

2003-2004
- Acquisition of National Bank of Andover
- Rebrand as Equity Bank

2005
- Purchase of 2 Wichita branches from Hillcrest Bancshares

2006
- Acquisition of Charter of FNB of Sarcoxie, MO
- Acquisition of Mortgage Centre, LC
- Opened 2 branches in MO

2007
- Signature Bank KC acquisition

Phase II
Growth
2008 - 2011

2008
- Ellis State Bank acquisition (Ellis/Hays)
- Branch opened in Lee's Summit, MO

2009
- $8.8mm of TARP issued
- Opened 2 branches in Overland Park, KS

2010
- $20.0mm Capital Raise to fund growth

2011
- Repaid TARP with SBLF
- Purchase of 4 branches from Citizens Bancshares (Topeka)

Phase III
Leverage Infrastructure Profitably
2012 - present

2012
- First Community Bancshares (FCB) acquisition
- $20.4mm Capital Raise

2013
- Integrate FCB and double earnings
- CFO and CRO roles filled
- Implement repositioning initiatives

2014
- Repurchased 1.3mm shares
- Refinanced TARP with Loan
- Close/Sell 3 branches and opened branch Waterfront

2015
- First Indep. (FFSL) acquisition
- IPO

Announced July 14, 2016
- Community First (CFBI) acquisition

October 20, 2016
- State Bank

	*	**	***
Total Assets	$287mm	$610mm	$2.2bn
ROA	0.49%	0.46%	1.06%

Note: Yellow shading indicates M&A activity; gray shading indicates capital activity
* Data as of 12/31/2007. ** Data as of 12/31/2011. *** Data as of 12/31/2017, pro forma Prairie State Bancshares, Inc. transaction
Source: Company management

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Prairie State Bancshares, Inc. – Bank Financial Highlights Source: SNL Financial Note: Bank level data used Note: Core Income excludes extraordinary items, nonrecurring items and gain/loss of securities (1) Core ROAA and Core ROAE are not tax impacted for Sub-S election

EQBK – Financial Highlights Source: SNL Financial

Source: SNL Financial EQBK loan and deposit per SNL financial as of 6/30/2016. Includes effect of pending acquisition with CFBI, which remains subject to customary conditions, including among others, the approval of the stockholders of EQBK and CFBI. Loan and deposit Call Report data as of 6/30/2016 (excludes any purchase accounting marks or credit mark for CFBI transaction) Prairie loan and deposit data per regulatory filings as of 6/30/2016. Cost of Deposits: 0.59% Cost of Deposits: 0.50% Deposit Mix Loan Mix EQBK Pro Forma Stand Alone(1)(2) Prairie Stand Alone(3) Pro Forma Total: Total: Total: Yield on Loans: 5.09% Yield on Loans: 5.03% Total: Total: Total: $1,357mm $135mm $1,488mm $1,582mm $129mm $1,711mm Pro Forma Loan and Deposit Composition

EQBK's Professional Board

			Ownership at 3/28/16 (%)
Gary Allerheiligen	Accounting	CPA Advisor, Retired Partner, Grant Thornton (KS)	0.21
Jim Berglund	Banking	Bank Advisor, Retired President / CEO Sunflower Bank (KS)	0.34
Michael Downing		Former Ellis State Bank President (KS)	2.06
Brad Elliott		Chairman / CEO of Equity Bancshares, Inc. (KS)	5.25
Greg Kossover		CFO Equity Bancshares, Former CEO, Value Place, LLC (KS)	1.36
Roger Buller	Investment Professionals	Investment Advisory – SVP / Regional Manager, Benjamin F. Edwards & Co. (KS)	1.61
Greg Gaeddert		Managing Partner, B12 Capital Partners, LLC (KS)	0.39
Michael High		Partner, Patriot Financial Partners (PA)	0.00
Wayne Goldstein		Co-President at Endicott Management Company (NY / NJ)	9.27
David Moore		Managing Principal, Marathon Capital Holdings, Inc (CA)	0.15
Shawn Penner		Owner, Shamrock Advisors, Inc. (KS)	1.52
Jeff Bloomer	Power & Energy Insurance	President and COO, Sunrise Oilfield Supply Company (KS)	0.11
P. John Eck		Owner, AGV Corp., Eck Agency, Inc. (KS)	2.55
Randee Koger	Law	Attorney / Partner, Wise & Reber, L.C. (KS)	0.70
Harvey Sorensen		Attorney / Partner, Foulston Siefken LLP (KS)	0.65

Ownership

Collectively, Management and the Board of Directors beneficially own approximately 30% (1)(2)

Source: Proxy filed as of 3/28/2016.
(1) Includes Class A voting shares, Class B non-voting shares, and options.
(2) Includes shares owned by management team members that are not on the Board of Directors.

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Merger with Prairie State Bancshares, Inc. October 20, 2016 NASDAQ: EQBK